ING MAYFLOWER TRUST

ING International Value Fund

(“Fund”)

Supplement dated December 3, 2012

to the Fund’s Class A, Class B, Class C, Class I and Class W

Prospectus dated February 29, 2012; and

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Summary Prospectus dated February 29, 2012

Effective February 1, 2013, Jim Brown, Glenn Carlson, and Brent Fredberg will be removed as portfolio managers for the portion of the Fund’s assets managed by Brandes Investment Partners, L.P. and Shingo Omura and Luiz Sauerbronn will be added as portfolio managers.  Effective February 1, 2013, the Fund’s Prospectuses are hereby revised as follows:

1.              All references to Jim Brown, Glenn Carlson, and Brent Fredberg as portfolio managers for the portion of the Fund’s assets managed by Brandes Investment Partners, L.P. are hereby deleted in their entirety.

2.              The sub-section entitled “Sub-Adviser — Brandes Investment Partners, L.P. —  Portfolio Managers” of the Fund’s Prospectus, is hereby deleted in its entirety and replaced with the following:

Sub-Adviser	Brandes Investment Partners, L.P.

Portfolio Managers
Brent V.Woods	Amelia Maccoun Morris
Portfolio Manager (since 11/95)	Portfolio Manager (since 01/98)
Jeffrey Germain	Luiz Sauerbronn
Senior Analyst (since 01/09)	Portfolio Manager (since 02/13)
Shingo Omura
Senior Analyst (since 02/13)

3.              The sub-section entitled “Management of the Funds — Brandes Investment Partners, L.P.” is hereby deleted in its entirety and replaced with the following:

Brandes Investment Partners, L.P.

Brandes Investment Partners, L.P. (“Brandes” or “Sub-Adviser”) was founded in 1974 and is an investment advisory firm currently with 64 investment professionals. Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks. The principal address of Brandes is 11988 El Camino Real, Suite 600, San Diego, California 92130. As of September 30, 2011, Brandes managed over $29.8 billion in assets.

Brandes’ International Large Cap Investment Committee is jointly responsible for the day-to-day management of ING International Value Fund’s assets allocated to Brandes. The Investment Oversight Committee monitors Brandes’ investment process and establishes broad standards and practices to be followed by each of Brandes’ Investment Committees. The Fund is team-managed by the International Large Cap Investment Committee whose members are senior research analysts. The five voting members of the International Large Cap Investment Committee are listed below.

Brent V. Woods, CFA, Managing Director, Investments, is a member of the firm’s Executive Committee. In his role as Managing Director, Investments, Mr. Woods has responsibility for the securities research efforts of the firm. In addition, Mr. Woods is a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, he worked as an attorney with a Wall Street law firm, specializing in public and private securities offerings, as well as mergers and acquisitions. Mr. Woods joined Brandes in 1995.

Amelia Maccoun Morris, CFA, Director, Investments. Ms. Morris is responsible for overseeing and directing equity research activities in the telecommunications and consumer products sectors. In addition, she contributes to the investment process as a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, she worked in corporate finance, specializing in non-U.S. equity offerings, and as a senior equity analyst with an international investment bank. Ms. Morris joined Brandes in 1998.

Jeffrey Germain, CFA, Senior Analyst. Mr. Germain is an analyst on the basic materials team. He is a voting member of the International Large Cap Investment Committee. Prior to joining Brandes, he was a financial analyst at a major publishing company and prior to that he managed the financial and operational functions for a family business in the travel industry. Mr. Germain joined Brandes in 2001.

Luiz Sauerbronn, Director, Investments. Mr. Sauerbronn is an analyst on the Industrials Research Team. He is voting member of the firm’s International Large Cap Investment Committee and the Small Cap Investment Committee at Brandes.  He is responsible for fundamental research on companies in the engineering, electrical equipment, construction and building materials industries on a global basis. Mr. Sauerbronn is also a member of the firm’s Corporate Governance Committee, which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues.  Before joining Brandes, Mr. Sauerbronn worked for the private equity group of JPMorgan and as the Manager of the Mergers and Acquisitions Advisory Team of Banco Brascan (part of Brookfield Asset Management) in Brazil. Mr. Sauerbronn joined Brandes in 2001.

Shingo Omura, CFA, Senior Analyst. Mr. Omura is an analyst on the Technology and Health Research Team. He is also a member of the Product Coordination Team for the International Large Cap Investment Committee, serving as the primary Product Coordinator for the Japan Equity product.  In addition, Mr. Omura is a member of the firm’s Corporate Governance Committee which establishes proxy voting policies and provides assistance to the firm’s research teams and investment committees on controversial corporate governance issues.  Before joining Brandes, he worked as a sell-side research analyst (as a member of both the Basic Materials and Utilities Teams) in Japan. Mr. Omura joined Brandes in 2005.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING MAYFLOWER TRUST

ING International Value Fund

(“Fund”)

Supplement dated December 3, 2012

to the Fund’s Class A, Class B, Class C, Class I, and Class W

Statement of Additional Information (“SAI”)

dated February 29, 2012

Effective February 1, 2013, Jim Brown, Glenn Carlson, and Brent Fredberg will be removed as portfolio managers for the portion of the Fund’s assets managed by Brandes Investment Partners, L.P. and Shingo Omura and Luiz Sauerbronn will be added as portfolio managers.  Effective February 1, 2013, the Fund’s SAI is hereby revised as follows:

1.              All references to Jim Brown, Glenn Carlson, and Brent Fredberg as portfolio managers for the portion of the Fund’s assets managed by Brandes Investment Partners, L.P. are hereby deleted in their entirety.

2.              The tables in the sub-sections entitled “Other Accounts Managed” and “Ownership of Securities” under the section entitled “Portfolio Managers —  International Value Fund — Brandes” in the Fund’s SAI are hereby revised to include the following:

Other Accounts Managed

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Luiz Sauerbronn(1)	1	$44,000,000	6	$234,000,000	49	$327,000,000
Shingo Omura(1)	0	$0	0	$0	0	$0

(1)  As of September 30, 2012.

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Luiz Sauerbronn(1)	None
Shingo Omura(1)	None

(1)  As of September 30, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE